UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

NORTHSTAR HEALTHCARE INCOME, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply): ☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.



NorthStar
HEALTHCARE INCOME

PROPOSED LIQUIDITY EVENT – IMMEDIATE ACTION REQUIRED

Dear Stockholder:

On January 29, 2025, NorthStar Healthcare Income, Inc. ("NorthStar Healthcare") entered into a definitive merger agreement (the "Merger Agreement") to be acquired by an affiliate of Welltower Inc. (NYSE: WELL), in an all cash transaction with an approximate enterprise value of $900 million.

Under the terms of the Merger Agreement, upon the consummation of the merger, NorthStar Healthcare's stockholders will receive $3.03 per share in cash (as may be adjusted in accordance with the Merger Agreement). This per share consideration exceeds the estimated net asset value per share determined by NorthStar Healthcare's board of directors of $2.96 as of June 30, 2024.

NorthStar Healthcare has been executing on a disciplined strategy to improve the performance of its portfolio and opportunistically pursue dispositions to create value and position NorthStar Healthcare for a liquidity event. NorthStar Healthcare is pleased to have reached this agreement with Welltower, providing liquidity to its stockholders in the form of a certain, cash value for their shares.

After careful consideration, the board of directors unanimously approved the Merger Agreement, the merger and the other transactions contemplated by the Merger Agreement, and declared the Merger Agreement, the merger and the other transactions contemplated by the Merger Agreement advisable and in the best interests of NorthStar Healthcare and its stockholders.

The special meeting of NorthStar Healthcare stockholders (the "Special Meeting") is scheduled to be held on June 4, 2025. Please carefully read the enclosed proxy materials as they describe in detail the merger and the related proposals to be considered by NorthStar Healthcare's stockholders at the Special Meeting.

NorthStar Healthcare cannot close the merger and deliver the expected liquidity to stockholders as described in the enclosed proxy statement without stockholder approval. **Your vote for this meeting is extremely important, regardless of the number of shares you own. If you do not vote, the effect will be the same as voting AGAINST the merger, as described in proxy materials.**

Your prompt response will help us meet the stockholder approval requirements before the meeting, thereby reducing the risk of additional solicitation costs and meeting postponement. If you have any questions about voting, please call our proxy solicitor, Broadridge, at 1-833-215-7519. Thank you for your support of NorthStar Healthcare.

THREE WAYS TO VOTE

PROXY QUESTIONS?
Call 1-833-215-7519

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-833-215-7519 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval in connection with the proposed acquisition of NorthStar Healthcare Income, Inc. ("NorthStar Healthcare") by an affiliate of Welltower, Inc. (the "Merger"). In connection with the proposed Merger, a special meeting of NorthStar Healthcare's stockholders will be held on June 4, 2025, at 10:00 a.m. Eastern Time (the "Special Meeting"), at which Special Meeting NorthStar Healthcare's stockholders will be asked to consider and vote on, among other things, a proposal to approve the proposed Merger and the other transactions contemplated by the Agreement and Plan of Merger, dated as of January 29, 2025, by and among NorthStar Healthcare, Compound Merger Sub LLC, Compound Holdco LLC *and, solely for purposes of Section 10.14 thereof, Welltower OP LLC (the "Merger Agreement"). On March 18, 2025, NorthStar Healthcare filed with the Securities and Exchange Commission (the "SEC") a definitive proxy statement on Schedule 14A for the Special Meeting (the "Proxy Statement"), and NorthStar Healthcare has filed other relevant documents with the SEC in connection with the Special Meeting. The Proxy Statement was first mailed to NorthStar Healthcare's stockholders on or around March 18, 2025, and contains important information about the proposed Merger and related matters. This communication is not a substitute for the Proxy Statement or any other document that NorthStar Healthcare may file with the SEC or send to its stockholders in connection with the Merger. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT NORTHSTAR HEALTHCARE AND THE PROPOSED MERGER. The proposals for consideration by NorthStar Healthcare's stockholders regarding the Merger are made solely through the Proxy Statement. Stockholders may obtain free copies of the Proxy Statement and other documents filed by NorthStar Healthcare with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by NorthStar Healthcare with the SEC may be obtained free of charge in the Investor Relations section of NorthStar Healthcare's website at www.northstarhealthcarereit.com.*

Participants in the Solicitation

Pursuant to SEC rules, the directors and executive officers of NorthStar Healthcare may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed Merger. Information regarding NorthStar Healthcare's directors and executive officers and their respective interests in NorthStar Healthcare by security holdings or otherwise is available in NorthStar Healthcare's filings with the SEC, including in the Proxy Statement under the heading "Security Ownership of Certain Beneficial Owners and Management." To the extent the holdings of NorthStar Healthcare securities have changed since the filing of the Proxy Statement, such changes have been or will be reflected in subsequent statements of changes in beneficial ownership on file with the SEC. These documents may be obtained free of charge from the SEC's website at www.sec.gov and NorthStar Healthcare's website at www.northstarhealthcarereit.com.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "anticipate," "believe," "expect," "estimate," "plan," or "intend" or other words or phrase of similar import. These statements are based on current expectations, estimates and projections about the industry, markets in which NorthStar Healthcare operates, management's beliefs, assumptions made by management and the Merger described in this communication. While NorthStar Healthcare's management believes the assumptions underlying the forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management's control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger that may be instituted against the parties and others following announcement of the Merger Agreement; (3) the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain the requisite stockholder approval, failure to obtain any required regulatory approvals or the failure to satisfy other conditions to completion of the Merger; (4) risks that the proposed Merger disrupts current plans and operations of NorthStar Healthcare or diverts management's attention from its ongoing business; (5) the ability to recognize the anticipated benefits of the Merger; (6) the amount of the costs, fees, expenses and charges related to the Merger; (7) the risk that the merger agreement may be terminated in circumstances requiring NorthStar Healthcare to pay a termination fee; (8) the effect of the announcement of the Merger on the ability of NorthStar Healthcare to retain and hire key personnel and maintain relationships with its managers, residents and others with whom it does business; (9) the effect of the announcement of the Merger on NorthStar Healthcare's operating results and business generally; and (10) the other risks and important factors contained and identified in NorthStar Healthcare's filings with the SEC, such as NorthStar Healthcare's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as well as NorthStar Healthcare's subsequent reports on Form 10-Q or Form 8-K filed from time to time, any of which could cause actual results to differ materially from the forward-looking statements in this communication.

There can be no assurance that the Merger will be consummated. We caution stockholders not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this communication. NorthStar Healthcare undertakes no obligation or duty to update or revise any of these forward-looking statements after the date of this communication, nor to conform prior statements to actual results or revised expectations, and NorthStar Healthcare does not intend to do so.



NorthStar
HEALTHCARE INCOME

LIQUIDITY EVENT

SPECIAL MEETING PROXY MATERIALS ENCLOSED REQUIRING YOUR PROMPT RESPONSE

P12062-EPB

NorthStar
HEALTHCARE INCOME

Your vote is very important. Please vote your shares today.

The special stockholder meeting is scheduled to be held on June 4, 2025. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. **If you have any questions or need assistance, please call 1-833-215-7519.**


0000 0000 0000 0000
0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.


0000 0000 0000 0000
0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

THREE WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call **1-833-215-7519**
Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

Be the vote that counts.


Proposal(s)

NORTHSTAR HEALTHCARE INCOME, INC.

2025 Special Meeting

June 4, 2025

VOTE NOW

Why Should I Vote?

As an investor in NorthStar Healthcare Income, Inc. ("NorthStar Healthcare"), you have the right to vote on important matters. We previously sent you proxy materials requesting that you vote to approve the proposals contained in those materials, including a proposal to approve the merger of NorthStar Healthcare with and into an affiliate of Welltower Inc. (NYSE:WELL). This is your opportunity to make a direct impact on your investment. Your vote counts!

If you do not vote on the proposal to approve the merger, the effect will be the same as voting AGAINST the proposal, as described in the proxy materials.

Please vote today to help us obtain the votes needed to approve the merger and avoid delays in the delivery of liquidity to you and all of our stockholders.

Ways to Vote

ProxyVote

800.690.6903

Virtual Meeting

Important Information

For holders as of March 18, 2025

Vote Common Shares by: June 3, 2025

Control Number: 0123456789012345

This email represents the following share(s):

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

View documents:

Proxy Statement | Shareholder Letter |

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval in connection with the proposed acquisition of NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”) by an affiliate of Welltower, Inc. (the “Merger”). In connection with the proposed Merger, a special meeting of NorthStar Healthcare’s stockholders will be held on June 4, 2025, at 10:00 a.m. Eastern Time (the “Special Meeting”), at which Special Meeting NorthStar Healthcare’s stockholders will be asked to consider and vote on, among other things, a proposal to approve the proposed Merger and the other transactions contemplated by the Agreement and Plan of Merger, dated as of January 29, 2025, by and among NorthStar Healthcare, Compound Merger Sub LLC, Compound Holdco LLC and, solely for purposes of Section 10.14 thereof, Welltower OP LLC (the “Merger Agreement”). On March 18, 2025, NorthStar Healthcare filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A for the Special Meeting (the “Proxy Statement”), and NorthStar Healthcare has filed other relevant documents with the SEC in connection with the Special Meeting. The Proxy Statement was first mailed to NorthStar Healthcare’s stockholders on or around March 18, 2025, and contains important information about the proposed Merger and related matters. This communication is not a substitute for the Proxy Statement or any other document that NorthStar Healthcare may file with the SEC or send to its stockholders in connection with the Merger. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT NORTHSTAR HEALTHCARE AND THE PROPOSED MERGER. The proposals for consideration by NorthStar Healthcare’s stockholders regarding the Merger are made solely through the Proxy Statement. Stockholders may obtain free copies of the Proxy Statement and other documents filed by NorthStar Healthcare with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by NorthStar Healthcare with the SEC may be obtained free of charge in the Investor Relations section of NorthStar Healthcare’s website at www.northstarhealthcarereit.com.

Participants in the Solicitation

Pursuant to SEC rules, the directors and executive officers of NorthStar Healthcare may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed Merger. Information regarding NorthStar Healthcare’s directors and executive officers and their respective interests in NorthStar Healthcare by security holdings or otherwise is available in

NorthStar Healthcare's filings with the SEC, including in the Proxy Statement under the heading "Security Ownership of Certain Beneficial Owners and Management." To the extent the holdings of NorthStar Healthcare securities have changed since the filing of the Proxy Statement, such changes have been or will be reflected in subsequent statements of changes in beneficial ownership on file with the SEC. These documents may be obtained free of charge from the SEC's website at www.sec.gov and NorthStar Healthcare's website at www.northstarhealthcarereit.com.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "anticipate," "believe," "expect," "estimate," "plan," or "intend" or other words or phrase of similar import. These statements are based on current expectations, estimates and projections about the industry, markets in which NorthStar Healthcare operates, management's beliefs, assumptions made by management and the Merger described in this communication. While NorthStar Healthcare's management believes the assumptions underlying the forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management's control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger that may be instituted against the parties and others following announcement of the Merger Agreement; (3) the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain the requisite stockholder approval, failure to obtain any required regulatory approvals or the failure to satisfy other conditions to completion of the Merger; (4) risks that the proposed Merger disrupts current plans and operations of NorthStar Healthcare or diverts management's attention from its ongoing business; (5) the ability to recognize the anticipated benefits of the Merger; (6) the amount of the costs, fees, expenses and charges related to the Merger; (7) the risk that the merger agreement may be terminated in circumstances requiring NorthStar Healthcare to pay a termination fee; (8) the effect of the announcement of the Merger on the ability of NorthStar Healthcare to retain and hire key personnel and maintain relationships with its managers, residents and others with whom it does business; (9) the effect of the announcement of the Merger on NorthStar Healthcare's operating results and business generally; and (10) the other risks and important factors contained and identified in NorthStar Healthcare's filings with the SEC, such as NorthStar Healthcare's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as well as NorthStar Healthcare's subsequent reports on Form 10-Q or Form 8-K filed from time to time, any of which could cause actual results to differ materially from the forward-looking statements in this communication.

There can be no assurance that the Merger will be consummated. We caution stockholders not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this communication. NorthStar Healthcare undertakes no obligation or duty to update or revise any of these forward-looking statements after the date of this communication, nor to conform prior statements to actual results or revised expectations, and NorthStar Healthcare does not intend to do so.

Solicitation Script (Inbound and Outbound)

NORTHSTAR HEALTHCARE INCOME, INC.

Meeting Date: June 4, 2025
Toll Free Number: 833-215-7519

INBOUND GREETING:
Thank you for calling the Broadridge Proxy Services Center for NORTHSTAR HEALTHCARE INCOME, INC., you are on a recorded line**.** My name is <Agent Name>. How may I assist you today?

GENERAL OUTBOUND GREETING:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Stockholder's Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of NORTHSTAR HEALTHCARE INCOME, INC. to confirm you have received the proxy materials for the special meeting of stockholders scheduled for JUNE 4, 2025. Have you received the proxy materials?

NEAR MEETING DATE OUTBOUND GREETING:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Stockholder's Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of NORTHSTAR HEALTHCARE INCOME, INC. to confirm you have received the proxy materials for the special meeting of stockholders scheduled in just a few days on JUNE 4, 2025. Have you received the proxy materials?

ADJOURNMENT OUTBOUND GREETING:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms. <Stockholder's Last Name>, my name is <Agent Name> and I am a proxy voting specialist calling on a recorded line on behalf of your current investment with NORTHSTAR HEALTHCARE INCOME, INC. Due to the lack of stockholder participation, the special meeting of stockholders has been adjourned to <date/time>. Have you received the proxy materials?

VOTING:
The Company's board has recommended that you vote **"FOR"** the proposals. Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number 1-833-215-7519.

Mr./Ms. <Stockholder's Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

IF UNSURE OF VOTING OR DOES NOT WANT TO VOTE ALONG WITH THE RECOMMENDATION OF THE BOARD:
Would you like me to review the proposals with you? <After review, ask them if they would like to vote now over the phone>.

IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED:
I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone. <Pause for response>

AFTER REVIEW, ASK THEM IF THEY WOULD LIKE TO VOTE NOW OVER THE PHONE:
The Company's Board recommends that you vote **"FOR"** the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

IF THEY DON'T WANT PROPOSALS REVIEWED:
Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the stockholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 1-833-215-7519.

IF NOT INTERESTED:
I am sorry for the inconvenience. Please be aware that as a stockholder, your vote is very important. Capturing your vote today removes your account from any additional outreach throughout the remainder of the campaign. Prompt voting also reduces our overall solicitation costs. You also have the option to vote using the instructions provided on your proxy materials – the process is quick and easy, only taking a few moments. Thank you again for your time today and have a wonderful day/evening.

VOTING (ANY VOTE NEEDED):
The Company's board has recommended a vote **"FOR"** the proposals, or you may choose to vote Against or Abstain and help the company reach quorum. How would you like to vote on your accounts today?

And this (for/against/abstain) vote will be for all of your accounts accordingly?

REGISTERED HOLDER WANTS A NEW PROXY CARD/OR THEIR CONTROL NUMBER: *<send complete contact information name, address, control #, & shares to Broadridge>:*
Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. The Company's board is recommending you vote **"FOR"** the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

BENEFICIAL HOLDER WANTS A NEW VIF/OR THEIR CONTROL NUMBER:
Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. The Company's board is recommending you vote **"FOR"** the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

ANSWERING MACHINE MESSAGE:
Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of NORTHSTAR HEALTHCARE INCOME, INC. You should have received proxy materials electronically or in the mail concerning the special meeting of stockholders to be held on JUNE 4, 2025.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 1-833-215-7519 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE (ONLY ON LANDLINES):

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of NORTHSTAR HEALTHCARE INCOME, INC. You should have received proxy materials electronically or in the mail concerning the special meeting of stockholders to be held on JUNE 4, 2025.

Your vote is very important. Please sign, date, and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 1-833-215-7519 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

PRE-RECORDED MESSAGES – CANNOT BE UPDATED

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions regarding your investment, please contact your investment professional. Thank you.

CC HOURS (EASTERN TIME):

Monday through Friday, 9AM to 10PM

Shareholders Matter

Sponsored ·

You should have received proxy materials for our upcoming Special Meeting of Stockholders via email or mail. Please take action early.


NorthStar
HEALTHCARE INCOME

PROXYVOTE.COM

Click to learn more!

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Shareholders Matter
Sponsored ·

NorthStar Healthcare Stockholder – please take action in our Special Meeting of Stockholders today.


NorthStar
HEALTHCARE INCOME

PROXYVOTE.COM

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Shareholders Matter

Sponsored ·

NorthStar Healthcare Stockholder - Please take action in our Special Meeting of Stockholders today.


NorthStar
HEALTHCARE INCOME

DIALS +1 (833) 215-7519

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Shareholders Matter
Sponsored ·

Your participation impacts the future of your investment in NorthStar Healthcare. Please take action today!


NorthStar
HEALTHCARE INCOME

DIALS +1 (833) 215-7519

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Join your fellow stockhol...

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Shareholders Matter

Sponsored ·

The campaign is now complete. Thank you for your participation – it was important to our success!


Thank you!
NorthStar
HEALTHCARE INCOME

PROXYVOTE.COM

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The campaign is now complete.

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YOUR VOTE IS NEEDED
NorthStar
HEALTHCARE INCOME
VOTE HERE
Click or call
to vote today


YOUR VOTE IS NEEDED
NorthStar
HEALTHCARE INCOME
Click or call to vote today
VOTE HERE


YOUR VOTE IS NEEDED
VOTE HERE
NorthStar
HEALTHCARE INCOME
Click or call to vote today